-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

     REGISTRATION STATEMENT (NO. 33-17351) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 15

                                       AND


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 17




                       VANGUARD NEW JERSEY TAX-FREE FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON MARCH 30, 2000 PURSUANT TO PARAGRAPH (B) OF RULE 485.



                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

VANGUARD(R)
 NEW JERSEY
TAX-EXEMPT FUNDS


Prospectus
March 30, 2000

This prospectus contains
financial data for the
Funds through the
fiscal year ended
November 30, 1999.


VANGUARD NEW JERSEY
TAX-EXEMPT MONEY
MARKET FUND

VANGUARD NEW JERSEY
INSURED LONG-TERM
TAX-EXEMPT FUND

VANGUARD NEW JERSEY TAX-EXEMPT FUNDS
Prospectus
March 30, 2000


A Group of Federal and New Jersey State Tax-Exempt Income Mutual Funds

--------------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILES                                   17 SHARE PRICE

 1 Vanguard New Jersey Tax-Exempt                 18 FINANCIAL HIGHLIGHTS
     Money Market Fund
                                                  20 INVESTING WITH VANGUARD
 4 Vanguard New Jersey Insured Long-
     Term Tax-Exempt Fund                           20 Services and Account Features

7 AN INTRODUCTION TO TAX-EXEMPT INVESTING           21 Types of Accounts

7 MORE ON THE FUNDS                                 21 Buying Shares

14 THE FUNDS AND VANGUARD                           24 Redeeming Shares

15 INVESTMENT ADVISER                               28 Transferring Registration

16 DIVIDENDS, CAPITAL GAINS, AND TAXES            GLOSSARY (inside back cover)
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of each of the Vanguard New Jersey Tax-Exempt Funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R)" explanations along the way. Reading the prospectus will help you to decide which Fund, if either, is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

















NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE--VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

The following profile summarizes key features of Vanguard New Jersey Tax-Exempt Money Market Fund.

INVESTMENT OBJECTIVE

The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes, while maintaining a stable net asset value of $1 per share. The Fund is intended for New Jersey residents only.


INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with an effective maturity of 13 months or less, and by maintaining an average weighted maturity of 90 days or less. To be considered high-quality, a security is generally rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. For more information on credit quality, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is subject to several risks. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of fewer issuers as compared with other mutual funds. Accordingly, the chance exists that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is also subject to:

- State-specific risk, which is the chance that the Fund, because it invests primarily in securities issued by New Jersey and its municipalities, is more vulnerable to unfavorable developments in New Jersey than funds that invest in municipal bonds of many states.

- Income risk, which is the chance that falling interest rates will cause the Fund's income--and thus its total return--to decline. Income risk is generally high for funds that invest in short-term securities.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner . Credit risk, which has the potential to hurt the Fund's performance, should be very low for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period.

2


The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                              1990           5.77%
                              1991           4.39%
                              1992           2.91%
                              1993           2.28%
                              1994           2.62%
                              1995           3.60%
                              1996           3.18%
                              1997           3.33%
                              1998           3.13%
                              1999           2.90%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 1.44% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.52% (quarter ended March 31, 1994).


     -----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     -----------------------------------------------------------------------
                                             1 YEAR    5 YEARS   10 YEARS
     -----------------------------------------------------------------------
      Vanguard New Jersey Tax-Exempt Money    2.90%      3.23%      3.41%
       Market Fund
      Average New Jersey Tax-Exempt Money     2.55       2.90       3.14
       Market Fund*
     -----------------------------------------------------------------------
     *Derived from data provided by Lipper Inc.
     -----------------------------------------------------------------------



     If you would like to know the current seven-day yield for the Fund, call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended November 30, 1999.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.17%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.20%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


              -------------------------------------------------
                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
              -------------------------------------------------
                   $20         $64       $113          $255
              -------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                          MINIMUM INITIAL INVESTMENT
Dividends are declared             $3,000; $1,000 for custodial accounts
daily and distributed on           for minors
the first business day of
each month                         NEWSPAPER ABBREVIATION
                                   VangNJ
INVESTMENT ADVISER
The Vanguard Group, Valley         VANGUARD FUND NUMBER
Forge, Pa.,                        095
since inception
                                   CUSIP NUMBER
INCEPTION DATE                     92204F107
February 3, 1988
                                   TICKER SYMBOL
NET ASSETS AS OF NOVEMBER          VNJXX
30, 1999
$1.26 billion

SUITABLE FOR IRAS
No

--------------------------------------------------------------------------------

4

FUND PROFILE--VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

The following profile summarizes key features of Vanguard New Jersey Insured Long-Term Tax-Exempt Fund.


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes. The Fund is intended for New Jersey residents only.

INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in long-term New Jersey municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. (This insurance applies only to the bonds in the Fund and not to the Fund's share price or your investment in the Fund.) The remainder of the Fund's assets may be invested in high-quality New Jersey municipal securities that are not insured. Although the Fund has no limitations on the maturity of individual securities, its dollar-weighted average nominal maturity is expected to be between 12 and 25 years. For more information about insurance, see "A Note About Insurance" under MORE ON THE FUNDS.


     ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE FUND ARE GUARANTEED, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED.


PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of fewer issuers as compared with other mutual funds. Accordingly, the chance exists that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is also subject to:


- State-specific risk, which is the chance that the Fund, because it invests primarily in securities issued by New Jersey and its municipalities, is more vulnerable to unfavorable developments in New Jersey than funds that invest in municipal bonds of many states.


- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for long-term bond funds.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.
- Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk, which has the potential to hurt the Fund's performance, should be very low for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                              1990           7.67%
                              1991          11.23%
                              1992           9.38%
                              1993          13.35%
                              1994          -5.23%
                              1995          17.34%
                              1996           3.18%
                              1997           8.57%
                              1998           6.32%
                              1999          -2.35%
              ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 7.50% (quarter ended March 31, 1995) and the lowest return for a quarter was -5.72% (quarter ended March 31, 1994).

     -----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
     -----------------------------------------------------------------------
                                             1 YEAR    5 YEARS   10 YEARS
     -----------------------------------------------------------------------
      Vanguard New Jersey Insured Long-Term
          Tax-Exempt Fund                     -2.35%    6.42%      6.74%
      Lehman Brothers Municipal Bond Index    -2.06     6.91       6.89
     -----------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended November 30, 1999.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.17%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.19%



     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

6

              -------------------------------------------------
                 1 YEAR      3 YEARS    5 YEARS      10 YEARS
              -------------------------------------------------
                   $19         $61       $107          $243
              -------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS    MINIMUM INITIAL INVESTMENT
Dividends are declared         $3,000; $1,000 for custodial accounts for minors
daily and distributed on
the first business day of      NEWSPAPER ABBREVIATION
each month; capital gains,     NJInsLT
if any, are distributed in
December                       VANGUARD FUND NUMBER
                               014
INVESTMENT ADVISER
The Vanguard Group, Valley     CUSIP NUMBER
Forge, Pa.,                    92204F206
since inception
                               TICKER SYMBOL
INCEPTION DATE                 VNJTX
February 3, 1988

NET ASSETS AS OF NOVEMBER
30, 1999
$1.15 billion

SUITABLE FOR IRAS
No

--------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-EXEMPT INVESTING

TAXABLE VERSUS TAX-EXEMPT FUNDS


Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, state taxes as well. These funds are usually best-suited for income-oriented investors in a high tax bracket. You may not always have higher after-tax income, however, from a tax-exempt investment. This is because the yields on tax-exempt bonds are typically lower than those on taxable bonds.
     To determine whether a state tax-exempt fund--such as one of the Vanguard New Jersey Tax-Exempt Funds--is more suitable for you than a taxable fund, you should compute the tax-exempt fund's taxable equivalent yield. This figure enables you to compare your potential income on a tax-exempt fund with the potential income on a taxable fund.
 To compute the taxable equivalent yield:
- First figure out your effective state tax bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state tax bracket. For example, if you are in a 6.37% state tax bracket, and a 36% federal tax bracket, your effective state bracket would be 4.08% ([100%
     - 36%] x 6.37%).

- Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 40.08% (36% + 4.08%).
- Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be 8.34% (5% divided by [100% - 40.08%]).
     In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 8.34% were greater than the yield of a similar, though taxable, investment.
     Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.



     THERE IS NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXATION. INCOME FROM MUNICIPAL BONDS PURCHASED BY A TAX-EXEMPT FUND COULD BE DECLARED TAXABLE DUE TO UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERNAL REVENUE SERVICE INTERPRETATIONS, OR CERTAIN UNANTICIPATED CONDUCT OF THE BOND BENEFICIARY.



MORE ON THE FUNDS

The following sections discuss other important features of the Vanguard New Jersey Tax-Exempt Funds, including market exposure, security selection, insurance, costs and market-timing, turnover rate, and other investment policies. You will also find information about the risks of investing in the Funds throughout these sections.


MARKET EXPOSURE
Each of the Funds invests primarily in New Jersey state and local municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income. Because the Funds' investments are concentrated in New Jersey, each Fund's performance will be affected by the political or economic conditions within that state. This may cause a

8


Fund's performance to be more volatile than the performance of a more geographically diversified fund.





--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------





[FLAG]EACH  FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE  THAT A FUND'S
     DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.


Changes in interest rates can affect bond prices as well as bond income.


[FLAG]THE NEW JERSEY INSURED  LONG-TERM  TAX-EXEMPT  FUND IS SUBJECT TO INTEREST
     RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONGER-TERM BOND FUNDS.


     In the past, bond investors have seen the value of their investment rise and fall-- sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

     Because the Vanguard New Jersey Insured Long-Term Tax-Exempt Fund invests mainly in bonds, changes in interest rates will have a significant impact on the value of the Fund's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a non-callable bond with a face value of $1,000, similar to bonds held by the Fund on November 30, 1999.


------------------------------------------------------------------------------
                                 HOW INTEREST RATE CHANGES AFFECT THE
                                        VALUE OF A $1,000 BOND
                         -----------------------------------------------------
YIELD/AVERAGE NOMINAL    AFTER A 1%    AFTER A 1%    AFTER A 2%    AFTER A 2%
 MATURITY                 INCREASE     DECREASE     INCREASE      DECREASE
------------------------------------------------------------------------------
5.00%/15 years             $902         $1,112        $816          $1,240
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole, or the New Jersey Insured Long-Term Tax-Exempt Fund in particular.

     While falling interest rates increase bond prices, they can cause another risk for bond fund investors--bond calls.

[FLAG] THE NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND IS SUBJECT TO CALL RISK,
     WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL "CALL"--OR REPAY--A HIGH-YIELDING BOND BEFORE ITS MATURITY DATE. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING RATES.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     Longer-term bonds, like those held by the New Jersey Insured Long-Term Tax-Exempt Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CALLABLE BONDS
Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.
--------------------------------------------------------------------------------




SECURITY SELECTION


The Vanguard Group, adviser to the Funds, selects municipal bonds issued by the state of New Jersey, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). The adviser uses a "top down" investment management approach: the adviser sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors, (for more on "duration," please see the GLOSSARY); the adviser then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration.
     As a matter of fundamental policy, each Fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. Each Fund's holdings differ signifi-

10


cantly in maturity and quality from those of the other Fund. Up to 20% of each Fund's assets may be invested in securities that are subject to the alternative minimum tax.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            ALTERNATIVE MINIMUM TAX
Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from regular federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay alternative minimum tax on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------


     The NEW JERSEY TAX-EXEMPT MONEY MARKET FUND invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with an effective maturity of 13 months or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

     The NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND buys longer-term New Jersey municipal securities. Normally, a fund that invests in just one state would be exposed to considerable credit risk. To provide a level of credit protection, the Fund usually invests a majority of its assets in municipal bonds whose principal and interest payments are guaranteed by top-rated insurance companies at the time of purchase. (For more information about insurance, see the upcoming section "A Note About Insurance.")


The New Jersey Insured Long-Term Tax-Exempt Fund seeks to invest substantially all of its assets in insured New Jersey municipal obligations. However, up to 20% of the Fund's assets may be invested in either:
- Uninsured New Jersey municipal securities with credit quality equivalent to that of securities rated AA or better by a Nationally Recognized Statistical Rating Organization (NRSRO), or
-    Uninsured, high-quality, short-term New Jersey municipal securities.

     The New Jersey Insured Long-Term Tax-Exempt Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain an average nominal maturity of between 12 and 25 years.
     Under unusual circumstances, such as a temporary decline in the availability of New Jersey obligations, up to 20% of the Fund's assets may be invested in securities that generate income subject to New Jersey state or federal personal income taxes. These securities may include short-term municipal securities issued outside of New Jersey or certain taxable fixed-income securities.
     As tax-advantage investments, the Funds are particularly vulnerable to federal and New Jersey state tax law changes (for instance, if the IRS ruled that the income from certain types of state-issued bonds could no longer be considered tax-exempt).

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade." The Funds' Statement of Additional Information includes a detailed description of the credit-rating scales used by major independent bond-rating agencies.
--------------------------------------------------------------------------------


[FLAG]THE FUNDS ARE  SUBJECT  TO CREDIT  RISK,  WHICH IS THE CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The New Jersey Tax-Exempt Money Market Fund invests primarily in high-quality, short-term New Jersey securities, and the New Jersey Insured Long-Term Tax-Exempt Fund invests primarily in bonds insured by top-rated insurance companies against possible default by an issuer. Therefore, credit risk should be very low for both Funds. The dollar-weighted average qualities of the Tax-Exempt Money Market and the Insured Long-Term Tax-Exempt Funds as rated by Moody's on November 30, 1999, were MIG-1 and Aaa, respectively.
     The Funds try to minimize credit risk by purchasing a wide selection of New Jersey municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.


[FLAG] THE FUNDS ARE  SUBJECT TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.

[FLAG]BECAUSE  THE FUNDS  ARE  NONDIVERSIFIED  (WHICH  MEANS  THEY MAY  INVEST A
     GREATER PERCENTAGE OF THEIR ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUNDS ARE SUBJECT TO THE RISK THAT THEIR PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     To help you distinguish between the Funds and their various risks, a summary table is provided below.

         -------------------------------------------------------------
                              RISKS OF THE FUNDS
         -------------------------------------------------------------
                          INCOME    INTEREST      CALL       CREDIT
          FUND             RISK    RATE RISK      RISK        RISK
         -------------------------------------------------------------
         Money Market        High   Negligible  Negligible   Very Low
         Insured Long-Term   Low       High        High      Very Low
         -------------------------------------------------------------

12

A NOTE ABOUT INSURANCE


At least 80% of the New Jersey Insured Long-Term Tax-Exempt Fund's assets is invested in New Jersey municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest. This insurance coverage may take one of several forms:


- A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.
- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the New Jersey Insured Long-Term Tax-Exempt Fund (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Fund's current yield.
- A secondary market insurance policy, which is purchased by an investor (such as the New Jersey Insured Long-Term Tax-Exempt Fund) after a bond has been issued and insures the bond until its maturity date.

     Typically, an insured municipal bond in the Long-Term Fund will be covered by only one of the three types of policies. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Fund's mutual fund insurance policy.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market timing--switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. While the New Jersey Tax-Exempt Money Market Fund is suitable for investors' short-term needs, the Funds discourage market-timing and therefore have adopted the following policies, among others, designed to discourage short-term trading:


- Each Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit to the number of times you can exchange into and out of a Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    Each Fund reserves the right to stop offering shares at any time.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the New Jersey Insured Long-Term Tax-Exempt Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. Longer-term bonds will mature--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of November 30, 1999, the average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) was approximately 38%, according to Morningstar, Inc.
--------------------------------------------------------------------------------




OTHER INVESTMENT POLICIES AND RISKS
Besides investing in New Jersey-issued bonds, each Fund may make certain other kinds of investments to achieve its objective.

[FLAG]THE FUNDS MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     The New Jersey Tax-Exempt Money Market Fund may invest in partnership and grantor trust-type derivatives. Ownership of these types of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including derivatives in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula.
     The  Money  Market  Fund  intends  to  use   derivatives  to  increase  the
diversification of, and maintain the quality of securities held by, the Fund. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income. However, the Fund will invest in derivatives

14

only when these securities are judged consistent with the Fund's objective of maintaining a stable $1 share price and producing tax-exempt income.

     The New Jersey Insured Long-Term Tax-Exempt Fund may invest in bond (interest rate) futures, options, options on futures contracts, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.


The reasons for which the Insured Long-Term Tax-Exempt Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.


     In addition, each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, a Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

     Each Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 CASH RESERVES
With mutual funds, holding cash reserves--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash reserves.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $520 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Fixed Income Group. As of the fiscal year ended November 30, 1999, Vanguard served as adviser for about $354 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the control of the Trustees and officers of the Funds. For the fiscal year ended November 30, 1999, the investment advisory expenses represented an effective annual rate of 0.01% of the Funds' average net assets.
     The Funds have authorized Vanguard to choose brokers or dealers to handle the purchase and sale of securities for the Funds, and to get the best available price and most favorable execution from these brokers or dealers with respect to all transactions. The Funds may direct Vanguard to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.
     When a Fund purchases a newly-issued security at a fixed price, Vanguard may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of their compensation directly to the Funds to offset their management expenses.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUNDS' ADVISER
The individuals responsible for overseeing the Funds' investments are:

IAN A. MACKINNON, Managing Director of Vanguard, and head of Vanguard's Fixed Income Group; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College; M.B.A., Pennsylvania State University.

KATHRYN ALLEN, Principal of Vanguard and (since 1998) Fund Manager of the New Jersey Tax-Exempt Money Market Fund; has worked in investment management since 1983; has managed portfolio investments since 1987; B.S., University of Alabama.

CHRISTOPHER W. ALWINE, CFA, and (since 2000) Fund Manager of the New Jersey Insured Long-Term Tax-Exempt Fund; has worked in investment management since 1991; has managed portfolio investments since 1996; B.B.A., Temple University; M.S., Drexel University.

Ms. Allen and Mr. Alwine manage the Funds on a day-to-day basis. Mr. MacKinnon is responsible for setting the Funds' broad investment policies and for overseeing the Fund Managers.
--------------------------------------------------------------------------------

16


DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net tax-exempt income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions, if any, generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



BASIC TAX POINTS



Vanguard will send you a statement each year showing the tax status of all your distributions. The majority of the income dividends you receive from the Funds is expected to be exempt from federal and New Jersey state personal income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:

- Distributions of capital gains are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any social security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- Any short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;
-    certify that the taxpayer identification number is correct; and
-    confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES.  This prospectus provides general tax information only. Please
consult  your  tax  adviser  for  detailed   information   about  a  fund's  tax
consequences for you.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest that the fund earns from its money market and bond investments. The portion of such dividends that are exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------




SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:



                  NET ASSET VALUE = TOTAL ASSETS - LIABILITIES
                                 -------------------------------
                                   NUMBER OF SHARES OUTSTANDING


     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The New Jersey Tax-Exempt Money Market Fund's investments are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. The New Jersey Insured Long-Term Tax-Exempt Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Trustees.
     The New Jersey Insured Long-Term Tax-Exempt Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations for the Fund, but the most common is NJINSLT. Newspapers typically list money market fund yields weekly, separately from other mutual funds. The New Jersey Tax-Exempt Money Market Fund's abbreviation is VANGNJ.

18

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share in each case. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in a Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



---------------------------------------------------------------------------------------------------------
                                                            VANGUARD NEW JERSEY TAX-EXEMPT
                                                                  MONEY MARKET FUND
                                                                 YEAR ENDED NOVEMBER 30,
                                          ---------------------------------------------------------------
                                                   1999         1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $1.00        $1.00        $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .028         .031         .033        .032        .035
 Net Realized and Unrealized Gain
  (Loss) on  Investments                             --           --           --          --          --
                                          ---------------------------------------------------------------
   Total from Investment Operations                .028         .031         .033        .032        .035
                                          ---------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.028)       (.031)       (.033)      (.032)      (.035)
 Distributions from Realized Capital Gains           --           --           --          --          --
                                          ---------------------------------------------------------------
   Total Distributions                            (.028)       (.031)       (.033)      (.032)      (.035)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $1.00        $1.00        $1.00       $1.00       $1.00
=========================================================================================================
TOTAL RETURN                                       2.86%        3.18%        3.32%       3.22%       3.60%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)              $1,263       $1,179       $1,016        $918        $859
 Ratio of Total Expenses to Average Net Assets     0.20%        0.20%        0.20%       0.20%       0.21%
 Ratio of Net Investment Income to
   Average Net Assets                              2.82%        3.12%        3.27%       3.17%       3.53%
=========================================================================================================


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the New Jersey Tax-Exempt Money Market Fund as an example. The Fund began fiscal 1999 with a net asset value (price) of $1 per share. During the year, the Fund earned $0.028 per share from investment income (interest).

Shareholders received $0.028 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income.

The earnings ($0.028 per share) minus the distributions ($0.028 per share) resulted in a share price of $1 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 2.86% for the year.

As of November 30, 1999, the Fund had $1.26 billion in net assets. For the year, its expense ratio was 0.20% ($2.00 per $1,000 of net assets); and its net investment income amounted to 2.82% of its average net assets.
--------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------
                                                  VANGUARD NEW JERSEY INSURED LONG-TERM
                                                                TAX-EXEMPT FUND
                                                            YEAR ENDED NOVEMBER 30,
                                        -----------------------------------------------------------------
                                                   1999         1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $11.98       $11.72       $11.64      $11.78      $10.40
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .590         .599         .608        .616        .623
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (.738)        .271         .112       (.082)      1.380
                                        -----------------------------------------------------------------
   Total from Investment Operations               (.148)        .870         .720        .534       2.003
                                        -----------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.590)       (.599)       (.608)      (.616)      (.623)
 Distributions from Realized Capital Gains        (.052)       (.011)       (.032)      (.058)         --
                                        -----------------------------------------------------------------
   Total Distributions                            (.642)       (.610)       (.640)      (.674)      (.623)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $11.19       $11.98       $11.72      $11.64      $11.78
=========================================================================================================
TOTAL RETURN                                      -1.31%        7.59%        6.40%       4.75%      19.66%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)              $1,155       $1,112         $940        $849        $796
 Ratio of Total Expenses to Average Net Assets     0.19%        0.20%        0.18%       0.20%       0.21%
 Ratio of Net Investment Income to
  Average Net Assets                               5.06%        5.04%        5.26%       5.35%       5.50%
 Turnover Rate                                       11%          14%          13%         11%          7%
=========================================================================================================













"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500," are trademarks of The McGraw-Hill Companies, Inc.

20



--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------




SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for each Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
CHECKWRITING [CHECKS]
Method for drawing money from your account by writing a check for $250 or more.
--------------------------------------------------------------------------------
VANGUARD (R) DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD (R)  AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS (R)  [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS TM  [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT (R) 1-800-662-6273 (ON-BOARD)[BOOKLET]

Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.

--------------------------------------------------------------------------------
ACCESS VANGUARD TM  www.vanguard.com [COMPUTER]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:

-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.


*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------

CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.

--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------


TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


BUYING SHARES

If Vanguard receives your check (or electronic transfer) before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a regular business day, your investment in the New Jersey Insured Long-Term Tax-Exempt Fund will be converted to federal funds and credited to your account at that day's closing price, the next-determined net asset value. You will begin earning dividends on your investment the following calendar day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; fund advisers must use federal funds to pay for the securities they buy.)

22


Your investment in the New Jersey Tax-Exempt Money Market Fund will also be converted to federal funds and credited to your account; however, the conversion to federal funds for the money market Fund investments takes one business day. Because of this conversion period, your Fund account will be credited on the business day following the day we receive your check. You will begin earning dividends on your investment on the following calendar day. For example, if we receive your check before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a Thursday, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.
     Each of the Funds is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 distribution fees.

--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000.

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES

The Funds reserve the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Funds will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.

--------------------------------------------------------------------------------
BY MAIL TO . . .
LOGO
open a new account

Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.
--------------------------------------------------------------------------------


Make your check payable to: The Vanguard Group-(insert appropriate Fund number; see below)
Vanguard New Jersey Tax-Exempt Money Market Fund-95
Vanguard New Jersey Insured Long-Term Tax-Exempt Fund-14

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.


First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE]
open a new account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

--------------------------------------------------------------------------------

add to an existing account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.


Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------

IMPORTANT  NOTE:  Once  you  have  initiated  a  telephone   transaction  and  a
confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE]
Call Client Services to arrange your wire transaction.


Wire to:
FRB ABA 021001088
HSBC Bank USA


For credit to:
Account: 000112046
Vanguard Incoming Wire Account


In favor of:
Vanguard New Jersey Tax-Exempt Money Market Fund-95
Vanguard New Jersey Insured Long-Term Tax-Exempt Fund-14
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]

24

FOR THE TAX-EXEMPT MONEY MARKET FUND ONLY: If you buy Fund shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------

A NOTE ON LARGE PURCHASES It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt a Fund's operation or performance.

----------------------------------------------------------------



REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--a Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.


*May require a signature guarantee; see footnote on page 27.


When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail. You can also sell shares by check.
     The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.

--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER]
ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE]
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours-- to sell or exchange shares. You can exchange shares from a Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Vanguard Tele-Account     Client Services
1-800-662-6273            1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.

-    The  Personal   Identification   Number,   if  applicable   (for  instance,
     Tele-Account).

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------

A NOTE ON UNUSUAL CIRCUMSTANCES Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

26

Depending on your account registration type, additional documentation may be required.


First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815


For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------
CHECK REQUESTS [CHECK]
You can sell shares by writing a check for $250 or more.
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS


It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt a Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of four ways: check, wire (money market funds and other daily dividend funds only), exchange to another Vanguard fund, or Fund Express Redemption.

--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
WIRE REDEMPTIONS [WIRE]
The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account application. Wire redemptions can be initiated by mail or by telephone during Vanguard's business hours, but not online.

For Money Market Funds:
For telephone requests made by 10:30 a.m. Eastern time, the wire will arrive at your bank by the close of business that same day. Requests made by 4 p.m. Eastern time will arrive at your bank by the close of business on the following business day.

For Other Daily Dividend Funds:
For telephone requests made by 4 p.m. Eastern time, the wire will arrive at your bank by the close of business on the following business day.

--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.

--------------------------------------------------------------------------------

FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.

--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.


*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.



TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.
          - Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.


A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------

28


--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------



TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 1110                 455 Devon Park Drive
Valley Forge, PA 19482-1110   Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815
--------------------------------------------------------------------------------


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

In addition, you will receive financial reports about your Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.

--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in January and July for these Funds.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's taxable dividend distributions, capital gains distributions, and proceeds from the sale of shares.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKLET]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.

--------------------------------------------------------------------------------
CHECKWRITING STATEMENT
Sent monthly to shareholders using Vanguard's checkwriting option. Our statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.
--------------------------------------------------------------------------------





























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

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to assure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at maturity of a bond; also known as the par value or principal.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INSURED BONDS
Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the current market value of the bonds, only that bond payments will be made in a timely fashion and that principal will be repaid when the bond reaches maturity.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes, as well as taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard New Jersey Tax-Exempt
Funds, the following documents are
available free upon request:


ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in
the Funds' annual and semiannual
reports to shareholders.


STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Funds or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current shareholder of
either of the Funds and would like
information about your account,
account transactions, and/or
account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)


TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Funds
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-800-SEC-0330. Reports and
other information about the Funds
are also available on the SEC's
website (www.sec.gov), or you can
receive copies of this information,
for a fee, by writing the Public
Reference Section, Securities and
Exchange Commission, Washington,
DC 20549-0102.


Funds' Investment Company Act
file number: 811-5340


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P014N-03/30/2000

                                     PART B

                      VANGUARD(R) CALIFORNIA TAX-FREE FUNDS
                    VANGUARD(R) FLORIDA INSURED TAX-FREE FUND
                   VANGUARD(R) MASSACHUSETTS TAX-EXEMPT FUNDS
                     VANGUARD (R) NEW JERSEY TAX-FREE FUNDS
                       VANGUARD(R) NEW YORK TAX-FREE FUNDS
                         VANGUARD(R) OHIO TAX-FREE FUNDS
                     VANGUARD(R) PENNSYLVANIA TAX-FREE FUNDS

               (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)

            (COLLECTIVELY THE "TRUSTS" AND INDIVIDUALLY THE "TRUST")


                                 MARCH 23, 2000


This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Trust's current Prospectus dated March 23, 2000. To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders of a Trust, which contains the Trust's Financial Statements as hereby incorporated by reference, please call:


           VANGUARD'S INVESTOR INFORMATION DEPARTMENT 1-800-662-7447

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
DESCRIPTION OF THE TRUSTS..................................................  B-1
FUNDAMENTAL INVESTMENT LIMITATIONS.........................................  B-3
INVESTMENT POLICIES........................................................  B-5
STATE RISK FACTORS.........................................................  B-9
FLORIDA INTANGIBLE PERSONAL PROPERTY TAX................................... B-17
YIELD AND TOTAL RETURN..................................................... B-18
CALCULATION OF YIELD....................................................... B-21
COMPARATIVE MEASURES....................................................... B-23
INVESTMENT MANAGEMENT...................................................... B-25
PORTFOLIO TRANSACTIONS..................................................... B-25
PURCHASE OF SHARES......................................................... B-26
REDEMPTION OF SHARES....................................................... B-26
SHARE PRICE................................................................ B-27
MANAGEMENT OF THE FUNDS ................................................... B-28
FINANCIAL STATEMENTS....................................................... B-36
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS........................... B-36


     Throughout this Statement of Additional Information, "the Trust" is intended to refer to each Trust listed on the cover page, and "the Fund" is intended to refer to each Fund of each Trust, unless otherwise indicated.

                           DESCRIPTION OF THE TRUSTS

ORGANIZATION
Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985, and was reorganized as a Delaware business trust in July, 1998. Vanguard Florida Insured Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992, and was reorgznized as a

Delaware business trust in July, 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987, and was reorganized as a Delaware business trust in July, 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware business trust on August 17, 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985, and was reorganized as a Delaware business trust in July, 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990, and was reorganized as a Delaware business trust in July, 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986, and was reorganized as a Delaware business trust in July, 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware business trust, prior to their reorganization as Delaware business trusts, the Trusts were known as Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, and Vanguard Pennsylvania Tax-Free Fund, respectively. Each Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified investment management company. The Trusts currently offer the following Funds (all Investor Share Class):


                       Vanguard California Tax-Free Funds
                    California Tax-Exempt Money Market Fund

              California Insured Intermediate-Term Tax-Exempt Fund
                  California Insured Long-Term Tax-Exempt Fund

                     Vanguard Florida Insured Tax-Free Fund
                   Florida Insured Long-Term Tax-Exempt Fund


                    Vanguard Massachusetts Tax-Exempt Funds
                         Massachusetts Tax-Exempt Fund


                       Vanguard New Jersey Tax-Free Funds
                    New Jersey Tax-Exempt Money Market Fund
                  New Jersey Insured Long-Term Tax-Exempt Fund

                        Vanguard New York Tax-Free Funds
                     New York Tax-Exempt Money Market Fund
                   New York Insured Long-Term Tax-Exempt Fund

                          Vanguard Ohio Tax-Free Funds
                       Ohio Tax-Exempt Money Market Fund
                     Ohio Insured Long-Term Tax-Exempt Fund

                      Vanguard Pennsylvania Tax-Free Funds
                   Pennsylvania Tax-Exempt Money Market Fund
                 Pennsylvania Insured Long-Term Tax-Exempt Fund

  Each Fund has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trusts may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106 serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent public accountants. The accountants audit each Fund's financial statements and provide other related services.


     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of any of the Funds. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. Each Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of each Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Funds affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.


     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of each Fund.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.


     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Funds' shares. For these purposes, a "majority" of shares means shares representing the lesser of (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Funds' net asset value are present or represented by proxy; or (ii) more than 50% of the Funds' net asset value.


     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund will repay all borrowings before making additional investments. Interest paid on such borrowings will reduce income. The Fund may borrow money from banks or through Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. Each Fund will not purchase or sell commodities, except that the California Insured Intermediate-Term, California Insured Long-Term, Massachusetts Tax-Exempt, New Jersey Insured Long-Term, New York Insured Long-Term, Ohio Insured Long-Term, Pennsylvania Insured Long-Term, and the Florida Insured Long-Term Tax-Exempt Funds may invest in fixed-income futures contracts, fixed-income options and options on fixed-income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Insured Tax-Free
Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items) as defined under subchapter M of the Internal Revenue Code (the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, each Fund (with the exception of Massachusetts Tax-Exempt Funds) will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.


     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its assets in any one industry.


     INVESTMENT COMPANIES. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by
Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures or similar obligations, that are publicly distributed or customarily purchased by institutional investors, lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not invest in interests in oil, gas or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.

     PUTS, CALLS, STRADDLES. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not invest in put, call, straddle or spread options except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund (with the exception of Massachusetts Tax-Exempt Funds) may not pledge, mortgage or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein; (Massachusetts Tax-Exempt Funds may also invest in securities of companies that deal in real estate.)


     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. Each Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.


     None of these limitations prevents the Funds from participating in The Vanguard Group (Vanguard). Because the Funds are members of Vanguard, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                              INVESTMENT POLICIES


The following policies supplement the Funds' investment objectives and policies set forth in each Fund's Prospectus.


GENERAL


As a matter of fundamental policy, each Fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. In addition, under normal market conditions, Massachusetts Tax-Exempt Funds will invest at least 65% of its total assets in the securities of Massachusetts issuers.


     REPURCHASE AGREEMENTS. Each Fund along with other members of Vanguard may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trusts' Boards of Trustees monitors repurchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to the liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

                               FUTURES CONTRACTS


Each Fund (except the Money Market Funds) may enter into futures, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance, to facilitate trading, to reduce transaction costs, or to seek higher investment returns from intermarket arbitrage opportunities when a futures contract is mispriced relative to the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.
     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. The Funds expect to earn interest income on their initial margin deposit.
     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.
     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Under CFTC regulations, the Funds may use futures transactions for bona fide hedging purposes only, except that a Fund may establish non-hedging futures positions if the aggregate initial margin and premiums for such positions do not exceed 5% of the value of the Fund's assets.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures position, these costs typically should be lower than transaction costs incurred in the purchase and sale of portfolio securities.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS


Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.
     Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in value of their portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OTHER TYPES OF DERIVATIVES


In addition to futures and options, each Fund may invest in other types of derivatives, including warrants, swap agreements and partnership or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS


Each Fund is required for Federal income tax purposes to recognize as taxable income for each taxable year their net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract.Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Funds may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

CERTAIN OTHER TAX CONSIDERATIONS

The use of derivatives presents certain unresolved tax, legal, regulatory and accounting issues. For example, the Internal Revenue Service and/or a state taxing authority could assert that the use of derivatives does not result in income that is exempt from federal and/or state and local income taxes. In addition, interest expense incurred to purchase or carry shares of a Fund is not generally deductible for federal income tax purposes.


MUNICIPAL LEASE OBLIGATIONS


Each Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of each Fund's Board of Trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Funds' 15% limit on illiquid securities (10% for the Money Market Funds). The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general credit worthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by a Fund.
     In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned in (5) in the previous paragraph.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% with respect to the Money Market Funds) in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed.
     If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act).

While the Funds' investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advisers' decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     TURNOVER RATE. A change in securities held by a Fund is known as "turnover rate" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. While the turnover rate is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Fund will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all the securities held by a Fund is replaced within a period of one year.

     TEMPORARY INVESTMENTS. The Funds may take temporary defensive measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid, short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objective.


                               STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

CALIFORNIA RISK FACTORS


The Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California and various local governments, including counties, cities, special districts, agencies and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The credit risk associated with direct obligations of the State of California and State agencies, including general obligation and revenue bonds, lease debt, and notes, is now average. For most of the last two decades, the State's general obligation bonds had enjoyed the highest rating by either Moody's Investors Service, Inc. or Standard & Poor's Corporation. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990.

     California's economy, largest among the states, is also one of the largest in the world. The State's population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total. Rapid growth is continuing, although it slowed to the rate of the U.S. average between 1993-1996. Personal income growth has lagged behind U.S. growth since the 1980s. Per capita income was 10% above the national average in 1990 but fell to 3% above the U.S. in 1998. A growing, young population, a strong higher education system, and excellent ports continue to bolster California's economic prospects. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

     The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. This occurred in the early 1980s when Moody's and Standard & Poor's downgraded the State. Subsequently, State finances were restored to sound levels, and credit ratings were upgraded. California was especially hard hit by the national recession of the early 1990s and experienced three credit-rating downgrades by each of the two major rating agencies. The effects of recession were not strongly felt in California until 1991. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 700,000 jobs between 1990-1993, or about 5% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992. State aid was reduced, spreading fiscal stress to local governments, including schools.
     More recently, the State emerged from the recession, recovered the jobs lost earlier in the decade, and has seen a resumption of strong employment growth. Job growth has been prevalent in the high technology, entertainment, and foreign trade sectors. Despite the recent economic expansion, both State and local governments continue to be vulnerable to fiscal stress.
     Despite the overall strength of California credit quality, there are a number of additional risks. The adoption by voters of revenue and expenditure limitations, commencing with Articles XIIIA and XIIIB of the California Constitution in the late 1970s and Articles XIIIC and XIIID in 1996, have placed many local governments under a degree of fiscal stress which continues. Court decisions and the adoption of subsequent propositions has softened many of the effects of these limitations. However, it should be noted that California voters have demonstrated a willingness to utilize the statutory initiative process to curtail the financial operations of state and local government, as well as to increase public debt. This willingness is a continuing risk to debt holders.
     Another risk resulting from Article XIIIA concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.
     Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of southern California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.
     Finally, California is subject to unique natural hazard risks. Earthquakes and wildfires can cause localized economic harm which could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. In addition, drought can limit the ability of certain public utilities to repay debt.

FLORIDA RISK FACTORS

Vanguard Florida Insured Tax-Free Fund invests at least 80% of its assets in municipal bonds of the Florida State government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, financial operations are sound, and the debt burden is reasonable.
     The average credit rating among states in the U.S. for full "faith and credit" state debt is "Aa" as determined by Moody's Investors Service, Inc. and "AA" as determined by Standard & Poor's Corporation. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is comparable with the average for U.S. states. Florida's general obligation bonds have been rated in the AA category by both rating agencies for over two decades, during which period the State's obligations could be characterized as providing high-grade security with a very strong capacity for timely repayment of debt. In 1997, Standard & Poor's upgraded the State of Florida's rating to AA+ reflecting healthy finances and a strong economy.

     The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.


     The primary vulnerability in the Florida economy is exposure to the business cycle affecting both the tourism and construction industries. Gasoline prices and supply can impact tourism. An economic recession reached Florida in 1991 and impacted the service sector considerably, causing the State to experience an actual job loss for the first time in decades. While Florida's aerospace and defense contracting industries are now in decline, the State's manufacturing economy has diversified into high-tech and electronic equipment and has been strengthened by a growth in exports. Furthermore, construction jobs as a percent of total jobs in the State have declined during the late 1980s, reducing cyclical risk. The outlook for the Florida economy in 2000 is continued expansion fueled by strong population growth, a diversifying services and manufacturing economy, and a robust tourism sector.

     Personal income levels in Florida are greater than the U.S. average and continue to grow at a faster rate. These levels in Florida are also less sensitive to economic downturns than in the U.S., as a whole, since Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income.
     Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.
     The market for Florida bonds is secured by municipal leases suffered for a period in the early 1990s due to the default of the State of Florida on a private placement lease financing of an office building in 1989 and several episodes of public consideration (although never carried out) by Brevard County to not appropriate funds to meet its obligation under a tax-exempt lease financing. More recently the Florida municipal lease market has performed well with strong liquidity. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Recently, the state has developed a new means by which to add debt capacity for school building needs. In May, 1998, the first series of Lottery Revenue bonds were issued from a total authorization of $2.5 billion, providing a new dedicated revenue source to address educational capital needs.
     The State of Florida generated steadily increasing fund balances during the 1980s as the State experienced record growth. However, the State experienced budget strain during the early 1990s due to an economic recession. The State's dependence on the sales tax as a primary source of revenue compounded the recession's impact. State officials acted quickly and responsibly to maintain a balanced budget by revising revenue projections and controlling spending. Such responsible fiscal management enhances overall credit quality in the State of Florida.

     From the middle to the end of the 1990s, State finances have been particularly strong with large surpluses and strong reserves. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the State's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

     Florida economic expansion has continued at a healthy pace since 1991, with most recent economic forecasts expecting modest growth through 2000 that outpaces national averages. The economic strength has produced solid budget surpluses, which may in turn generate proposals to cut taxes through various channels. Florida has a long history of strong budget control, along with a sizable budget stabilization reserve that together provide significant flexibility to manage the state's financial position in the future.

MASSACHUSETTS RISK FACTORS

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance. These events may include:
o Public policy changes.
o Economic and tax base erosion.
o Limits on tax increases.
o Budget deficits and other financial difficulties.
o Changes in ratings assigned to municipal issuers.

     PUBLIC POLICY. Since 1990, there have been limitations on the amount of direct bonds that the Commonwealth may have outstanding in a fiscal year. In addition, there has been a 10% limit on the amount of the total appropriation in any fiscal year that may be expended for repayment of principal and payment of interest on general obligation debt of the Commonwealth. Each of these limitations may be changed by the Massachussetts legislature.
     ECONOMIC AND TAX BASE. With an estimated population of 6.2 million, the Commonwealth's population has increased by 2.6% over the last decade, about one-third of the U.S. rate of growth. As of November, 1999, the Commonwealth's unadjusted unemployment rate was 3.2% compared to a national average of 4.1%. Per capita personal income in the Commonwealth has historically exceeded that of the U.S. and for 1998 was 24% above the national average.
     LIMITS ON TAX INCREASES. In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property. It also limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although the limitations of Proposition 2 1/2 on tax increases may be overridden and amounts for debt service and capital expenditures excluded from such limitation by the voters of the relevant municpality, Proposition 2 1/2 will continue to restrain significantly the ability of cities and towns to pay for local services. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid since 1981, but this aid may be reduced during times of fiscal stress.
     FISCAL HEALTH. Certain cities and towns within the Commonwealth, and the Commonwealth itself, have at times experienced serious financial difficulties which have adversely affected their credit standing. While it last experienced a budget deficit in 1990, the Commonwealth has posted consistent surplus operations since then and currently enjoys a sound financial position. Fiscal year 1998 operating fund balances ended strong at over 10% of expenditures. However, Commonwealth debt levels remain above average. Per capita state debt of $2,600 is third highest in the U.S., where the median is about $540. In addition, the Commonwealth currently has significant unfunded liabilities relating to its retirement systems. Total Commonwealth debt is expected to increase in the near term as bonds are issued for various capital needs, particularly the Boston Central Artery Project.
     RATINGS ASSIGNED TO MUNICIPAL ISSUERS. In general, the ratings assigned to any municipal issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable. The average rating among American states for full faith and credit state debt is "Aa" and "AA" by

Moody's Investor Services and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes is now stable, but slightly above average at a full faith and credit rating of Aa2 (Moody's) and AA- (Standard & Poor's).


NEW JERSEY RISK FACTORS
The Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies and authorities.
     In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among states in the U.S. for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares very favorably. In general, New Jersey's high credit quality over time reflects the strong growth and diversification of its economy, a manageable debt position, wealth levels much higher than the national average, and stable financial position. New Jersey remains a wealthy state, and continues to be the second wealthiest after Connecticut. Per capita state income is 28% higher than the U.S. average.
     The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. However, debt retirement is rapid even though debt service has a modest claim on State revenues. New debt issuance is expected to be manageable.
     After a decade of sound financial operations in the 1980s, characterized by robust increases in revenues and fund balances, the State faced several years of budgetary distress in the early 1990s. Declining tax revenues and swelling expenditures for Medicaid, public assistance, and corrections generated repeated budget gaps that the State was able to close only by utilizing non-recurring revenue sources. Most recently an improving state and national economy has resulted in increased revenues and some moderation in budget strain despite significant tax cuts.

     A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In general, the high level of wealth and the strong economic base in the State have resulted in credit quality for local government that is among the highest in the U.S. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts.
     Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, that present a continuing vulnerability with respect to economic and social problems. The cost and financing solid waste management continues to be a challenge to local government. The State so far has successfully faced court-mandated educational finance reforms, but the impact on State finances may yet to be felt. There is pressure for property tax reform, and this too could adversely affect State finances in the future.

NEW YORK RISK FACTORS

The Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, State agencies, State authorities and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.
     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980s, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the Midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

     Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined state and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and City budget. New York's debt structure is also complicated; to circumvent voter approval, much state debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. ^Moreover, New York's ability to raise revenues is limited, since combined state and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and consistent operating surpluses have been recorded. State personal income tax cuts have been offset by strong revenue performance emanating from Wall Street and by solid expenditure restraint. Major areas of credit strength continue to exist in localities in Long Island, and north of New York City where affluent population bases continue to exist.
     New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in recent years has been strong due to high levels of Wall Street profitability and tourism. The City faces daunting challenges in combating deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor.


OHIO RISK FACTORS


The Vanguard Ohio Tax-Free Funds will invest most of their assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Funds are therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Funds. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.
     The timely payment of principal and interest on many Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Funds or other parties. The timely payment of debt service on Ohio Obligations that are so insured may not be subject to the factors referred to in this section of the Statement of Additional Information.

     Ohio  is the  seventh  most  populous  state.  Its  1990  Census  count  of
10,847,000   indicated  a  0.5%  population  increase  from  1980.  Its  current population is 11.2 million.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. The State's economy has also benefited by improved manufacturing productivity and a strong export position which helped shield the State's economy from domestic recession in the early 1990s.
     There can be no assurance that future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the State and most local governments observe prudent debt management practices. The State government maintained positive year-end balances in its general revenue account during the 1980s, achieved through timely revisions in tax and spending plans. During the economic recovery of the mid-1980s, the State accumulated sizable fund balances in its general revenue fund and maintained a healthy budget stabilization (or "rainy day") fund. This strong financial position provided the State with far more flexibility than most states to weather the revenue shortfalls and increased human services expenditures generated by the early 1990s recession. The State's finances remain sound and poised to generate enhanced balances as the national economy continues its healthy growth. Current cash and fund balance levels are exceptionally strong today. The State ended fiscal year 1999 with a GAAP fund balance of $322 million and over $900 million in its Budget Reserve Fund.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.
     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)
     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.
     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of February 1, 2000) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challanged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system

(including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision; State officials appealed to the Supreme Court whose ruling is soon expected. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998 and $12 million for 10 districts in 1999.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

PENNSYLVANIA RISK FACTORS

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of Pennsylvania State government, State agencies and various local governments, including counties, cities, townships, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, compares slightly unfavorably. The ratings of Pennsylvania General Obligations bonds by Moody's Investors Service and by Standard & Poor's as of March 1, 2000 were "Aa3"/"AA". Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government.
     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.
     The Commonwealth's 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999.

     Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education, and financial institutions.
     Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for December 1999 stood at a seasonably adjusted rate of 4.1%. The seasonably adjusted national unemployment rate for December 1999 was also 4.1%.
     The economic forecast for the Commonwealth projects real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year, but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.
     Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriations from Commonwealth funds in the originally enacted budget increased by 3.8% over fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund.
     Through December 1999, actual General Fund revenues have exceeded estimated receipts by $177 million (2.1%).

     There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     A number of local governments in the Commonwealth, most notably Philadelphia, have from time to time faced fiscal stress, and were unable to address serious economic, social and healthcare problems within revenue constraints. Philadelphia's credit prospects have significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term.


                    FLORIDA INTANGIBLE PERSONAL PROPERTY TAX


Although Florida does not impose a state personal income tax, it does impose an intangible personal property tax (the intangibles tax) on intangible property having a taxable situs in Florida. The intangibles tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. There is an exemption, however, for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, provided that, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts or by the United States Government and its agencies. Under this rule, shares of the Vanguard Florida Insured Tax-Exempt Fund are expected to be exempt from the Florida intangible personal property tax.

                             YIELD AND TOTAL RETURN

From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Funds, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in each Fund's shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                                T = (ERV/P)1/n-1
  Where:

          T   = average annual total return
          P   = a hypothetical  initial investment of $1,000
          n   = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN
Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in each Fund's shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):
                                 C = (ERV/P)-1
  Where:

          C   = cumulative total return
          P   = a hypothetical  initial  investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION
We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                                 P (1+T)/n/=ATV

 Where:
          P   =a hypothetical initial payment of $1,000
          T   =average annual after-tax total return
          n   =number of years
          ATV =after-tax value at the end of the 1-,5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.
Instructions:
1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e. return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.
4.   State the total return quotation to the nearest hundreth of one percent.


SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[((a-b)/cd+1)6-1]

       Where:
          a   = dividends and interest earned during the period.
          b   = expenses accrued for the period (net of reimbursements).
          c   = the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends.
          d   = the  maximum  offering  price  per share on the last day of the period.

CALIFORNIA TAX-FREE FUNDS


The yields of the California Insured Long-Term Tax-Exempt Fund, and the California Insured Intermediate-Term Tax-Exempt Fund for the 30-day period ending November 30, 1999 were: 5.14%, and 4.66%, respectively.
     The average annual total returns of the California Insured Long-Term Tax-Exempt Fund for the one-, five-, and ten-year periods ended November 30, 1999, were: -2.22%, 7.69% and 6.96%, respectively. The average annual total returns of the California Insured Intermediate-Term Tax-Exempt Fund for the one-, and five-year periods ended November 30, 1999 and the period since its inception on March 4, 1994 were: 0.27%, 6.7% and 5.77%, respectively. The average annual total returns of the California Tax-Exempt Money Market Fund for the one-, five-, and ten-year periods ended November 30, 1999, were: 2.79%, 3.26% and 3.43%, respectively. Total return is computed by finding the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

FLORIDA INSURED TAX-FREE FUND


The yield of the Florida Insured Long-Term Tax-Exempt Fund for the 30-day period ended November 30, 1999 was: 5.14%.
     The average annual total returns of Florida Insured Long-Term Tax-Exempt Fund for the one- and five-year periods ended November 30, 1999 and the period since its inception on September 1, 1992 were: -1.87%, 7.62%, and 6.39%, respectively.


MASSACHUSETTS TAX-EXEMPT FUNDS


The yield of the Massachusetts Tax-Exempt Funds for the 30-day period ended November 30, 1999 was: 5.17%.
     The average annual total return of Massachusetts Tax-Exempt Funds since its inception on December 9, 1998 was: -3.38%.


NEW JERSEY TAX-FREE FUNDS


The yield of the New Jersey Insured Long-Term Tax-Exempt Fund for the 30-day period ended November 30, 1999 was: 5.07%.
     The average annual total returns of the New Jersey Insured Long-Term Tax-Exempt Fund for the one-, five- and ten-year periods ended November 30, 1999, were: -1.31%, 7.21% and 6.85%, respectively. The average annual total return of the New Jersey Tax-Exempt Money Market Fund for the one-, five- and ten-year periods ended November 30, 1999, were: 2.86%, 3.24% and 3.43%, respectively. Total return is computed by finding the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.


NEW YORK TAX-FREE FUNDS


The yield of the New York Insured Long-Term Tax-Exempt Fund for the 30-day period ended November 30, 1999 was: 5.22%.
     The average annual total returns of the New York Insured Long-Term Tax-Exempt Fund for the one-, five-, and ten-year periods ended November 30, 1999 were: -2.25%, 7.28% and 6.88%, respectively. The average annual total return of the New York Tax-Exempt Money Market Fund for the one-year period ended November 30, 1999, and, since its inception on September 3, 1997 was:
3.01% and 3.18%, respectively. Total return is computed by finding the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.


OHIO TAX-FREE FUNDS


The yield of the Ohio Insured Long-Term Tax-Exempt Fund for the 30-day period ended November 30, 1999 was: 5.12%.
     The average annual total returns of the Ohio Insured Long-Term Tax-Exempt Fund for the one- and five-year periods ended November 30, 1999, and since its inception on June 18, 1990, were: -2.13%, 7.21% and 7.09%, respectively. The average annual total returns of the Ohio Tax-Exempt Money Market Fund for the one- and five-year periods ended November 30, 1999, and since its inception on June 18, 1990, were: 3.04%, 3.42% and 3.42%, respectively.


PENNSYLVANIA TAX-FREE FUNDS


The yield of the Pennsylvania Insured Long-Term Tax-Exempt Fund for the 30-day period ended November 30, 1999 was: 5.17%.
     The average annual total returns of the Pennsylvania Insured Long-Term Tax-Exempt Fund for the one-, five-, and ten-year periods ended November 30, 1999 were: -1.74%, 7.07% and 6.94%, respectively. The average total returns of the Pennsylvania Tax-Exempt Money Market Fund for the one-, five- and ten-year periods ended November 30, 1999, were: 3.06%, 3.38% and 3.53%, respectively. Total return is computed by determining the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

The current yield of the Money Market Fund of each Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.
     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund of each applicable Fund for the 7-day base period ended November 30, 1999:

--------------------------------------------------------------------------------
                                                           CALIFORNIA TAX-EXEMPT
                                                               MONEY MARKET FUND
                                                                      11/30/1999
--------------------------------------------------------------------------------
Value of account at beginning of period ...................             $1.00000
Value of same account at end of period* ...................             $1.00062
Net change in account value ...............................             $ .00062
Annualized current net yield ..............................                3.25%
(Net change x 365/7) /average net asset value
Effective Yield ...........................................                3.29%
[(Net change)+1]/365/7/-1
Average weighted maturity of investments ..................              66 days
*Exclusive of any capital changes.

--------------------------------------------------------------------------------
                                                           NEW JERSEY TAX-EXEMPT
                                                               MONEY MARKET FUND
                                                                      11/30/1999
--------------------------------------------------------------------------------
Value of account at beginning of period ...................             $1.00000
Value of same account at end of period* ...................             $1.00064
Net change in account value ...............................             $ .00064
Annualized current net yield ..............................                3.34%
(Net change x 365/7) /average net asset value
Effective Yield ...........................................                3.39%
[(Net change)+1]/365/7/-1
Average weighted maturity of investments ..................              61 days
*Exclusive of any capital changes.

--------------------------------------------------------------------------------
                                                             NEW YORK TAX-EXEMPT
                                                               MONEY MARKET FUND
                                                                      11/30/1999
--------------------------------------------------------------------------------
Value of account at beginning of period ...................             $1.00000
Value of same account at end of period* ...................             $1.00067
Net change in account value ...............................             $ .00067
Annualized current net yield ..............................                3.49%
(Net change x 365/7) /average net asset value
Effective Yield ...........................................                3.53%
[(Net change)+1]/365/7/-1
Average weighted maturity of investments ..................              49 days
*Exclusive of any capital changes.

--------------------------------------------------------------------------------
                                                                 OHIO TAX-EXEMPT
                                                               MONEY MARKET FUND
                                                                      11/30/1999
--------------------------------------------------------------------------------
Value of account at beginning of period ...................             $1.00000
Value of same account at end of period* ...................             $1.00068
Net change in account value ...............................             $ .00068
Annualized current net yield ..............................                3.54%
(Net change x 365/7) /average net asset value
Effective Yield ...........................................                3.58%
[(Net change)+1]/365/7/-1
Average weighted maturity of investments ..................              55 days
*Exclusive of any capital changes.

--------------------------------------------------------------------------------
                                                               PENNSYLVANIA TAX-
                                                                          EXEMPT
                                                               MONEY MARKET FUND
                                                                      11/30/1999
--------------------------------------------------------------------------------
Value of account at beginning of period ...................             $1.00000
Value of same account at end of period* ...................             $1.00068
Net change in account value ...............................             $ .00068
Annualized current net yield ..............................                3.57%
(Net change x 365/7) /average net asset value
Effective Yield ...........................................                3.62%
[(Net change)+1]/365/7/-1
Average weighted maturity of investments ..................              44 days
*Exclusive of any capital changes.

     Each Money Market Fund seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The yield of the Fund will fluctuate. Although the Money Market Funds invest in high-quality instruments, the shares of the Funds are not insured or guaranteed by the U.S. Government. Each Fund has obtained private insurance that partially protects its Money Market Fund against default of principal or interest payments on some of the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Funds are excluded from this coverage. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                              COMPARATIVE MEASURES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including the Vanguard Tax-Exempt Funds, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE  5000  EQUITY   INDEX--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association. Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains over 4,800 individually priced investment-grade corporated bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.


LEHMAN LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, non-convertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed rate, non-convertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.


COMPOSITE INDEX--65% Standard & Poor's 500 index and 35% Lehman Brothers Corporate A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN BROTHERS  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all
publicly    issued,    fixed    rate,    non-convertible    investment    grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CORPORATE A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.


LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.


LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                             INVESTMENT MANAGEMENT


The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the Senior Officers of the Funds.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting each Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

                             PORTFOLIO TRANSACTIONS

HOW TRANSACTIONS ARE EFFECTED


The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1997, 1998 and 1999, the Funds did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED

Vanguard's Fixed Income Group (the Group) chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED

As previously explained, the types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

     Some securities considered for investment by a Fund may also be appropriate for other funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Fund and the several funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' Board of Trustees.


                               PURCHASE OF SHARES


The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.
     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by a Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.
     SIGNATURE GUARANTEES. To protect your account, the Funds, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable a fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION
WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNERS; AND (2) SHARE TRANSFER REQUESTS.

     A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable.
     The signature guarantees must appear either: (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                                  SHARE PRICE

Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.
     Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.
     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.
     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     It is the policy of each Money Market Fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by each Money Market Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which each Money Market Fund would receive it if sold the instrument. Such procedures will include a review of the Funds' holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of each Money Market Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the Trustees to be of comparable quality.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "VANGUARD FUNDS".

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

The officers of each Fund manage its day-to-day operations and are responsible to the Funds' Boards of Trustees. The Trustees set broad policies for each of the Funds and choose their officers. The following is a list of the Trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' Trustees and officers own less than 1% of the outstanding shares of each Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (102 in the case of Mr. Malkiel). The mailing address of the Trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.


JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.


JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/ Appliances): and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).


JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co. Procter and Gamble Co., NACCO Industries (Machinery/Coal/ Appliances), and Newfield Exploration Co. (Energy); Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co., (Diesel Engine Company), The Mead Corp. (Paper Products), and AmeriSource Health Corp.; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


* Officers of the Funds are "interested persons" as defined in the 1940 Act.


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds obtain at-cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including these Funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each Fund. In addition, each Vanguard fund bears its own direct expenses such as legal, auditing and custodian fees.
     The Officers of the funds are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Vanguard funds.
     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.
     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Vanguard funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no restriction on the maximum aggregate cash investment that the Vanguard funds may make in Vanguard. The amounts which each of the Vanguard funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.
     At November 30, 1999, each Fund of Vanguard California Tax-Free Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $1,060,000, which represented 1.1% of Vanguard's capitalization.
     At November 30, 1999, Vanguard Florida Insured Tax-Free Fund had contributed capital to Vanguard representing 0.02% of the Fund's net assets. The total amount contributed by the Fund was $178,000, which represented 0.02% of Vanguard's capitalization.
     At November 30, 1999, Vanguard Massachusetts Tax-Exempt Fund had contributed capital to Vanguard representing 0.02% of the Fund's net assets. The total amount contributed by the Fund was $22,000, which represented 0.02% of Vanguard's capitalization.
     At November 30, 1999, each Fund of Vanguard New Jersey Tax-Free Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $500,000, which represented 0.5% of Vanguard's capitalization.

     At November 30, 1999, each Fund of Vanguard New York Tax-Free Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $476,000, which represented 0.48% of Vanguard's capitalization.
     At November 30, 1999, each Fund of Vanguard Ohio Tax-Free Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $167,000, which represented 0.17% of Vanguard's capitalization.
     At November 30, 1999, Vanguard Pennsylvania Tax-Free Funds had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $799,000, which represented 0.8% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.
     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.
     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the last three fiscal years, each Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses.




-------------------------------------------------------------------------------------------------------
                                              FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                              11/30/1997          11/30/1998          11/30/1999
=======================================================================================================
Vanguard California Tax-Exempt Money
Market Fund                                       $2,646,000          $3,501,000          $3,867,000
-------------------------------------------------------------------------------------------------------
Vanguard California Insured Intermediate-
Term Tax-Exempt Fund                                $768,000          $1,349,000          $1,854,000
-------------------------------------------------------------------------------------------------------
Vanguard California Insured Long-Term Tax-
Exempt Fund                                       $1,558,000          $2,274,000          $2,587,000
-------------------------------------------------------------------------------------------------------
Vanguard Florida Insured Long-Term Tax-
Exempt Fund                                         $922,000          $1,316,000          $1,430,000
-------------------------------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Funds                  N/A                 N/A            $139,000
-------------------------------------------------------------------------------------------------------
Vanguard New Jersey Tax-Exempt Money
Market Fund                                       $1,713,000          $2,062,000          $2,240,000
-------------------------------------------------------------------------------------------------------
Vanguard New Jersey Insured Long-Term
Tax-Exempt Fund                                   $1,376,000          $1,892,000          $2,076,000
-------------------------------------------------------------------------------------------------------
Vanguard New York Tax-Exempt Money
Market Fund                                          $35,000            $587,000            $990,000
-------------------------------------------------------------------------------------------------------
Vanguard New York Insured Long-Term Tax-
Exempt Fund                                       $1,799,000          $2,447,000          $2,849,000
-------------------------------------------------------------------------------------------------------
Vanguard Ohio Tax-Exempt Money Market
Fund                                                $479,000            $562,000            $637,000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Vanguard Ohio Insured Long-Term Tax-
Exempt Fund                                         $339,000            $512,000            $613,000
-------------------------------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt Money
Market Fund                                       $2,589,000          $3,221,000          $3,486,000
-------------------------------------------------------------------------------------------------------
Vanguard Pennsylvania Insured Long-Term
Tax-Exempt Fund                                   $2,619,000          $3,447,000          $3,452,000
-------------------------------------------------------------------------------------------------------


     INVESTMENT   ADVISORY  SERVICES.   Vanguard  provides  investment  advisory
services to Vanguard Florida Insured Tax-Free Fund; Vanguard Massachusetts Tax-Exempt Funds; Vanguard New Jersey Tax-Free Funds; Vanguard New York Tax-Free Funds; Vanguard Ohio Tax-Free Funds; Vanguard Pennsylvania Tax-Free Funds; and Vanguard California Tax-Free Funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

     During the last three fiscal years, each Fund incurred the following approximate amounts of Vanguard's expenses relating to investment advisory expenses.


---------------------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED  FISCAL YEAR ENDED   FISCAL YEAR ENDED
    FUND                                           11/30/1997         11/30/1998          11/30/1999
=========================================================================================================
Vanguard California Tax-Exempt Money
Market Fund                                          $239,000           $246,000            $262,000
---------------------------------------------------------------------------------------------------------
Vanguard California Insured Intermediate-
Term Tax-Exempt Fund                                  $66,000            $95,000            $145,000
---------------------------------------------------------------------------------------------------------
Vanguard California Insured Long-Term Tax-
Exempt Fund                                          $165,000           $167,000            $195,000
---------------------------------------------------------------------------------------------------------
Vanguard Florida Insured Long-Term Tax-
Exempt Fund                                           $82,000            $89,000            $111,000
---------------------------------------------------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Funds                   N/A                N/A              $6,000
---------------------------------------------------------------------------------------------------------
Vanguard New Jersey Tax-Exempt Money
Market Fund                                          $144,000           $139,000            $152,000
---------------------------------------------------------------------------------------------------------
Vanguard New Jersey Insured Long-Term
Tax-Exempt Fund                                      $130,000           $129,000            $145,000
---------------------------------------------------------------------------------------------------------
Vanguard New York Tax-Exempt Money
Market Fund                                               $ 0            $36,000             $76,000
---------------------------------------------------------------------------------------------------------
Vanguard New York Insured Long-Term Tax-
Exempt Fund                                          $150,000           $160,000            $189,000
---------------------------------------------------------------------------------------------------------
Vanguard Ohio Tax-Exempt Money Market
Fund                                                  $43,000            $39,000             $47,000
---------------------------------------------------------------------------------------------------------
Vanguard Ohio Insured Long-Term Tax-
Exempt Fund                                           $34,000            $36,000             $45,000
---------------------------------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt Money
Market Fund                                          $216,000           $216,000            $241,000
---------------------------------------------------------------------------------------------------------
Vanguard Pennsylvania Insured Long-Term
Tax-Exempt Fund                                      $250,000           $236,000            $245,000
---------------------------------------------------------------------------------------------------------


TRUSTEE COMPENSATION


The same individuals serve as Trustees of all Vanguard Funds (with one exception, which is noted in the tables appearing on page B-34), and each Fund pays a proportionate share of the Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

     INDEPENDENT TRUSTEES. The Funds compensate their independent Trustees--that is, the ones who are not also officers of the Fund--in three ways:
o The independent Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.
o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.
     COMPENSATION TABLE. The following tables provide compensation details for each of the Trustees. We list the amount paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the tables show the total amount of benefits that we expect each Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Funds.


                    VANGUARD CALIFORNIA TAX-FREE FUNDS COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None            None            None            None
John J. Brennan .....................       None            None            None            None
Barbara B. Hauptfuhrer(4) ...........        $77             $10         $15,000              $0
JoAnn Heffernan Heisen ..............       $920             $51         $15,000         $80,000
Burton G. Malkiel ...................       $924             $83         $12,000         $75,000
Alfred M. Rankin, Jr. ...............       $920             $61         $15,000         $80,000
John C. Sawhill .....................       $920             $78         $15,000         $80,000
James O. Welch, Jr. .................       $920             $90         $15,000         $80,000
J. Lawrence Wilson ..................       $920             $65         $15,000         $80,000



(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.

                     VANGUARD FLORIDA INSURED TAX-FREE FUND COMPENSATION TABLE


                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........        $14             $2         $15,000              $0
JoAnn Heffernan Heisen ..............       $169             $9         $15,000         $75,000
Burton G. Malkiel ...................       $171            $16         $12,000         $80,000
Alfred M. Rankin, Jr. ...............       $169            $11         $15,000         $80,000
John C. Sawhill .....................       $169            $14         $15,000         $80,000
James O. Welch, Jr. .................       $169            $17         $15,000         $80,000
J. Lawrence Wilson ..................       $169            $12         $15,000         $80,000



(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.



                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........         $1           None         $15,000         $80,000
JoAnn Heffernan Heisen ..............        $12            $1          $15,000         $75,000
Burton G. Malkiel ...................        $12            $1          $12,000         $80,000
Alfred M. Rankin, Jr. ...............        $12            $1          $15,000         $80,000
John C. Sawhill .....................        $12            $1          $15,000         $80,000
James O. Welch, Jr. .................        $12            $1          $15,000         $80,000
J. Lawrence Wilson ..................        $12            $1          $15,000         $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.

                        VANGUARD NEW JERSEY TAX-FREE FUND COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........        $39             $5         $15,000         $80,000
JoAnn Heffernan Heisen ..............       $463            $26         $15,000         $75,000
Burton G. Malkiel ...................       $469            $42         $12,000         $80,000
Alfred M. Rankin, Jr. ...............       $463            $31         $15,000         $80,000
John C. Sawhill .....................       $463            $39         $15,000         $80,000
James O. Welch, Jr. .................       $463            $45         $15,000         $80,000
J. Lawrence Wilson ..................       $463            $33         $15,000         $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.


                        VANGUARD NEW YORK TAX-FREE FUNDS COMPENSATION TABLE


                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........        $34             $4         $15,000         $80,000
JoAnn Heffernan Heisen ..............       $410            $23         $15,000         $75,000
Burton G. Malkiel ...................       $417            $37         $12,000         $80,000
Alfred M. Rankin, Jr. ...............       $410            $27         $15,000         $80,000
John C. Sawhill .....................       $410            $35         $15,000         $80,000
James O. Welch, Jr. .................       $410            $40         $15,000         $80,000
J. Lawrence Wilson ..................       $410            $29         $15,000         $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.

                          VANGUARD OHIO TAX-FREE FUNDS COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........        $12             $1         $15,000         $80,000
JoAnn Heffernan Heisen ..............       $140             $8         $15,000         $75,000
Burton G. Malkiel ...................       $140            $13         $12,000         $80,000
Alfred M. Rankin, Jr. ...............       $140             $9         $15,000         $80,000
John C. Sawhill .....................       $140            $12         $15,000         $80,000
James O. Welch, Jr. .................       $140            $14         $15,000         $80,000
J. Lawrence Wilson ..................       $140            $10         $15,000         $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.


                     VANGUARD PENNSYLVANIA TAX-FREE FUNDS COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT                         TOTAL
                                                          BENEFITS                      COMPENSATION
                                          AGGREGATE      ACCRUED AS       ESTIMATED       FROM ALL
                                        COMPENSATION   PART OF THESE       ANNUAL         VANGUARD
                                         FROM THESE        FUNDS'       BENEFITS UPON   FUNDS PAID TO
     NAMES OF TRUSTEES                     FUNDS(1)       EXPENSES(1)     RETIREMENT      TRUSTEES(2)
-----------------------------------------------------------------------------------------------------
John C. Bogle(3) ....................       None           None            None            None
John J. Brennan .....................       None           None            None            None
Barbara B. Hauptfuhrer(4) ...........        $63             $8         $15,000         $80,000
JoAnn Heffernan Heisen ..............       $757            $42         $15,000         $75,000
Burton G. Malkiel ...................       $762            $69         $12,000         $80,000
Alfred M. Rankin, Jr. ...............       $757            $50         $15,000         $80,000
John C. Sawhill .....................       $757            $64         $15,000         $80,000
James O. Welch, Jr. .................       $757            $74         $15,000         $80,000
J. Lawrence Wilson ..................       $757            $53         $15,000         $80,000


(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 1999.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.
(4) Mrs. Hauptfuhrer has retired from the Funds' Board, effective December 31, 1998.

                              FINANCIAL STATEMENTS

The Funds' respective financial statements for the year ended November 30, 1999, including the financial highlights for each of the five years in the period ended November 30, 1999, appearing in the Funds' respective 1999 Annual Reports to Shareholders, and the respective reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge.


                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.
     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.
     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.
     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.
     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.
     The Funds may purchase Municipal Bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.
     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.
     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "State Risk Factors" beginning on page B-10.)

RATINGS. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings:
Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPTS FROM STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS: AAA--has the highest rating assigned by S & P; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB--B--CCC--CC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/ or interest is in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM STANDARD & POOR'S  CORPORATION'S  RATING OF MUNICIPAL  NOTE ISSUES:
SP-1+ --very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 --This designation indicates the degree of safety regarding timely payment is very strong.


                                                               SAIXX-03/30/ 2000

                                     PART C

                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS


EXHIBITS   DESCRIPTION
--------   -----------
(a)    Declaration of Trust*
(b)    By-Laws*
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts*
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information
(g)    Custodian Agreement*
(h)    Amended and Restated Funds' Service Agreement*
(i)    Legal Opinion*
(j)    Consent of Independent Accountants**
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Not Applicable
(o)    Not Applicable


 *Filed Previously
 **Filed Herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, First Union National Bank, Philadelphia, Pennsylvania 19106.



ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 15th day of March, 2000.


                                        VANGUARD NEW JERSEY TAX-FREE FUNDS

                                   BY:_____________(signature)________________
                                                   -----------

                                    (HEIDI STAM) JOHN J. BRENNAN* CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      March 15, 2000
   ---------------------------Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BURTON G. MALKIEL      Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*



By:/S/ ALFRED M. RANKIN, JR.  Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ JOHN C. SAWHILL        Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
      John C. Sawhill*


By:/S/ JAMES O. WELCH, JR.    Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         March 15, 2000
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*



By:/S/ THOMAS J. HIGGINS      Treasurer and Principal         March 15, 2000
   ---------------------------
       (Heidi Stam)           Financial Officer and Principal
      Thomas J. Higgins*      Accounting Officer




*By Power of Attorney. See File Number 33-4424, filed on January 25, 1999. Incorporated by Reference.

                               INDEX TO EXHIBITS



Consent of Independent Accountants . . . . . . . . . . .Ex-99.BJ